Exhibit 99

DUSA PHARMACEUTICALS, INC. (r) Monday, February 2, 2004 Geoffrey Shulman, President and CEO CONFIDENTIAL

Forward Looking Statement Except for historical information, this presentation contains certain forward-looking statements that involve known and unknown risks and uncertainties which may cause actual results to differ materially and adversely from the future results, performance or achievements expressed or implied by the statements made. These statements relate to the Company's plans to increase sales and development potential, plans for expansion of sales channels and dermatology development for 2004, multiple potential applications and potential market opportunity for photodamaged skin, continuing support for investigator studies, expectations regarding BE Phase II studies after a partnership, and consideration of licensing or acquiring complementary products or businesses. Such risks and uncertainties include, but are not limited to, whether clinical trials will be commenced and whether the results will be positive, changing market conditions, the impact of competitive products, healthcare reimbursement and pricing, the ability to penetrate the market for its products, the development and FDA approval of the Company's products, the Company's dependence on third-party manufacturers, the ability to consummate a BE corporate alliance, the ability to maintain its proprietary rights and its patent portfolio and other risks detailed from time to time in the Company's United States Securities and Exchange Commission (SEC) filings.

DUSA? Today Developing Levulan(r) Photodynamic Therapy (PDT) and Photodetection(PD) for: Dermatology and Internal indications * Non-hyperkeratotic AK of the face & scalp Photo courtesy of Dr. James Kennedy, Queen's University, Kingston, Ontario

DUSA? Today 2 products approved/cleared by FDA: Levulan(r) PDT for Actinic Keratoses ('00) BLU-U(r) alone for moderate acne ('03) Initial derm. partnership / product launch failed; DUSA self-marketing since Sep. '02 DUSA Sales force launched Oct. '03; preliminary Q4 '03 sales up 183% Q/Q Validated, versatile technology platform Strong financial condition Fully approved, validated and operational manufacturing facility

DUSA? Today Why did initial launch fail? DUSA's Plan: Difficult to replace entrenched therapies due to low reimbursement achieved, pain, and logistics (2 visits) Increase sales through new sales force & distributors, focus on MD education, new studies to improve product (eliminating logistical and pain issues) and improved reimbursement

Additional Potential Develop short-contact Levulan for treatment of photodamaged skin, acne and other conditions Other common light sources e.g. long pulse dye lasers (LPDL), intense pulsed light (IPL), etc.

Current Total Market Sizes AKs: $400 M/year Photodamaged Skin: $2 B/year* Other potential indications: rosacea, warts, psoriasis, actinic cheilitis, Bowen's disease, sebaceous hyperplasia, etc. Acne: $1 B/year *Source - American Society of Dermatologic Surgery

Investment Fundamentals # of shares = 14M (16.7M FD) Share price 1/29/04 = $8.02 Market cap = $112M Cash (& equiv.) Q3 '03 = ~$40M 2002 cash burn = $13.6M Q3 2003 YTD cash burn = ~$11M

DUSA Stock History

DUSA(r) Overview

DUSA Operations Number of employees - 51 Wilmington, MA Headquarters / operations Toronto, ON CEO Satellite Office Valhalla, NY R&D Satellite Office

Experienced Management Team Combining Pharmaceutical and Medical Device Expertise Geoffrey Shulman, MD, FRCPC • President, CEO Former Chairman, Draxis Health Inc., dermatologist Mark Carota • VP Operations Formerly Operations Executive with Lavelle and Allergan Stuart Marcus, MD, PhD • VP Scientific Affairs, CMO Formerly R&D Executive at American Cyanamid & Daiichi, oncologist Paul Sowyrda • VP Marketing & Sales Formerly R&D VP and Executive Director at CIBA and Chiron Scott Lundahl • VP RA & IP PDT device expert; formerly with American Cyanamid Peter Chakoutis • VP, CFO Richard Christopher • VP Financial Planning & Business Analysis

Target Disease - Actinic Keratoses (AK)* Pre-cancerous skin lesions 4 million patient visits per year in US * Non-hyperkeratotic AK of the face & scalp Photo courtesy of Dr. James Kennedy, Queen's University, Kingston, Ontario

Adverse Effects Standard Treatments Liquid nitrogen (cryo) - MD freezes individual lesions 5-FU - topical cream applied by patient for 2-4 weeks to whole face Cryo painful, blisters; can leave white spots or, in rare cases, scarring 5-FU very sore, red, raw; slow process; poor compliance Standard Treatments Not Satisfactory For Many Patients

Levulan(r) PDT Treatment BLU-U(r) treatment Levulan(r) Kerastick(r) application Excellent cosmetic results, no scarring

Reimbursement

CMS AK reimbursement as of 1/1/04:

- J-code for drug = ~$115 (MD cost $85 → ~$30 net)
- CPT 96567 for PDT of AKs = $35,
- MD visit fees – avg. $40 per visit, for 1-2 visits
- Total to doctor = ~$105 - 145/treatment

AK Reimbursement for other therapies:

- Cryosurgery (~75% of market): $50-175 per patient, depending on number of lesions (no visit fees)
- 5-FU (~25% of market : visit fees only (~$40 per visit), no procedure fee

DUSA®

Innovation in Photodynamic Therapy

Medical Education and Marketing Participating at trade shows e.g. AAD, ASLMS, ASDS, CME events, etc. Commencing 10/1/03 hired small direct sales force (currently 8 reps), and contracted with 12 independent reps; plan to expand sales channels in '04

End-User Kerastick(r) Sales (to MDs) Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 East 1518 1332 1653 1638 2448 1800 2202 1392 1722 1842 1914 1938 5478 2001/2002 Gross sales ($): ~$5-600,000/year

Cumulative BLU-U(r)s in Doctor's Offices Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 East 100 157 190 231 300 328 338 347 328 324 323 360 406

Levulan(r) PDT/PD Technology Platform

Unique Features Benefits for Patients A pro-drug Naturally found in human cells Taken up by fast growing cells Greater selectivity Used safely in thousands of patients Unique Selectivity and Safety Small molecule Ideal for topical or potential oral application Topical avoids systemic side effects

Intellectual Property: A Multi-layered Approach Multiple patents e.g. ALA PDT/PD, BLU-U, Kerastick, etc. - expire 2009-2018 Proprietary know-how (e.g. manufacturing methods) Regulatory Protections e.g. Orange Book (Kennedy (2013), Kerastick (2017)); new uses (3 years); "Part 3" Drug-Device combination

Dermatology Internal / others Multiple Potential Applications Applicable to a wide variety of conditions Actinic Keratoses (AK) Photodamaged skin Acne Onychomycosis Warts Psoriasis Barrett's Esophagus High-grade dysplasia Low-grade dysplasia Brain cancer Bladder cancer Cervical cancer Endometrial ablation

Potential Market for Photodamaged Skin Non-ablative skin rejuvenation is fastest growing cosmetic procedure in the U.S. over the last 4 years Medical Insight estimates that in 2007 there will be 17.4 million non-ablative skin rejuvenation procedures performed in the U.S. A recent survey by the ASDS found that non- ablative skin rejuvenation procedures saw the greatest increase from 2001 to 2003 (up 60%) Botox injections were second and up 47%

Potential Market for Acne Most common skin condition seen by U.S. physicians Overall acne therapeutics market well over $1B per year (Accutane 2002 sales alone $680M)

Dermatology Development Program Phase II studies planned for 2004 : Photodamaged skin, including addition of other light sources Moderate to severe inflammatory acne Also supporting a variety of investigator studies in additional dermatology indications These studies will use 'short-contact' (single visit) drug application, to address both pain and logistical issues

Levulan(r) PDT/PD for Barrett's Esophagus Dysplasia Opportunity: Current therapies have significant drawbacks Independent investigator studies High-grade dysplasia (HGD) eliminated in 10/10 patients, lasting 2 years One DUSA-supported study ongoing Preliminary Phase I/II DUSA studies completed. Pilot Phase II study to commence '04 Full Phase II studies: to commence after signing a partnership Photo courtesy of Dr. Clive Kelty, University of Sheffield, UK

Add Complementary Products May license/acquire complementary products and/or businesses that could add significant long- term value

Consolidated Statements of Operations

Consolidated Balance Sheets

DUSA Summary

- Levulan® Kerastick® + BLU-U® FDA-approved for AKs; BLU-U alone cleared for moderate acne
- Sales taking off following addition of sales force and strong educational effort
- Phase II photodamaged skin and acne studies planned for 2004
- Validated, versatile technology platform
- Strong financial condition (~$40M net cash at Q3 '03)

DUSA®
Innovation in Photodynamic Therapy